UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF

REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:    811-22938

Cohen & Steers Active Commodities Strategy Fund, Inc.

Exact Name of Registrant (as specified in charter):

280 Park Avenue New York, NY 10017
Address of Principal Executive Office:

Francis C. Poli

280 Park Avenue

New York, NY 10017

Name and address of agent for service:

Registrant telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    April 30

Date of reporting period:    January 31, 2018

Item 1. Schedule of Investments

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

CONSOLIDATED SCHEDULE OF INVESTMENTS

January 31, 2018 (Unaudited)

		Number of Shares	Value
SHORT-TERM INVESTMENTS	100.2%
MONEY MARKET FUNDS	25.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.23%[a]		2,210,572	$2,210,572

		Principal Amount
U.S. TREASURY BILLS	75.1%
U.S. Treasury Bills, 1.14%, due 2/1/18[b]		$1,460,000	1,460,000
U.S. Treasury Bills, 1.22%, due 2/8/18[b,c]		550,000	549,870
U.S. Treasury Bills, 1.40%, due 4/19/18[b,c]		130,000	129,616
U.S. Treasury Bills, 1.41%, due 4/19/18[b,c]		3,780,000	3,768,821
U.S. Treasury Bills, 1.42%, due 4/19/18[b,c]		700,000	697,930

			6,606,237

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$8,816,514)	100.2%		8,816,809
LIABILITIES IN EXCESS OF OTHER ASSETS[d]	(0.2)		(21,596)

NET ASSETS	100.0%		$8,795,213

Note: Percentages indicated are based on the net assets of the Fund.

[a]	Rate quoted represents the annualized seven-day yield of the fund.
[b]	The rate shown is the effective yield on the date of purchase.
[c]	All or a portion of this security has been pledged as collateral for futures contracts. $382,044 in aggregate has been pledged as collateral to Morgan Stanley & Co. LLC.
[d]	Liabilities in excess of other assets include unrealized appreciation/depreciation on open futures contracts at January 31, 2018.

1

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Notional Value	Unrealized Appreciation (Depreciation)
LONG FUTURES OUTSTANDING
Aluminum HG LME	12	March 19, 2018	$683,887	$664,125	$(19,762)
Aluminum HG LME	4	May 14, 2018	223,281	222,275	(1,006)
Brent Crude Oil[a]	10	March 29, 2018	680,657	685,700	5,043
Coffee C	8	March 19, 2018	388,286	365,550	(22,736)
Copper	6	March 27, 2018	469,853	479,325	9,472
Corn	46	March 14, 2018	814,597	831,450	16,853
Gasoline RBOB	6	February 28, 2018	437,183	477,213	40,030
Gasoline RBOB	3	April 30, 2018	254,957	260,631	5,674
Gold	5	April 26, 2018	666,118	671,550	5,432
KC Wheat	9	March 14, 2018	198,812	210,263	11,451
KC Wheat	3	July 13, 2018	74,408	74,625	217
Light Sweet Crude Oil	6	February 20, 2018	344,330	388,380	44,050
Light Sweet Crude Oil	1	April 20, 2018	61,043	64,310	3,267
Live Cattle	5	April 30, 2018	237,528	245,850	8,322
Natural Gas	25	February 26, 2018	718,787	748,750	29,963
Natural Gas	5	April 26, 2018	139,324	142,700	3,376
Nickel LME	7	March 19, 2018	481,050	570,339	89,289
NY Harbor ULSD	1	May 31, 2018	80,112	85,235	5,123
Platinum	3	April 26, 2018	139,846	150,645	10,799
Silver	4	March 27, 2018	336,215	344,820	8,605
Silver	2	May 29, 2018	164,259	173,300	9,041
Soybean	10	March 14, 2018	496,588	497,875	1,287
Soybean Meal	14	March 14, 2018	466,168	472,920	6,752
Soybean Oil	2	March 14, 2018	40,265	39,684	(581)
Sugar 11	26	February 28, 2018	427,838	385,258	(42,580)
Sugar 11	3	June 29, 2018	45,552	45,931	379
Wheat	13	March 14, 2018	289,452	293,638	4,186
Zinc LME	6	March 19, 2018	468,485	532,425	63,940
Zinc LME	3	May 14, 2018	237,759	265,387	27,628
Zinc LME	3	December 17, 2018	223,690	261,150	37,460

SHORT FUTURES OUTSTANDING
Aluminum HG LME	6	March 19, 2018	(330,263)	(332,063)	(1,800)
Brent Crude Oil[a]	3	October 31, 2018	(182,256)	(197,490)	(15,234)
Cotton No. 2	2	March 7, 2018	(68,837)	(77,280)	(8,443)
Cotton No. 2	3	December 6, 2018	(112,226)	(111,765)	461

2

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Notional Value	Unrealized Appreciation (Depreciation)
Feeder Cattle[a]	3	March 29, 2018	$(217,901)	(217,575)	$326
Gold	1	June 27, 2018	(128,537)	(134,840)	(6,303)
Nickel LME	1	March 19, 2018	(79,058)	(81,477)	(2,419)
Soybean	2	November 14, 2018	(100,855)	(101,125)	(270)
Zinc LME	3	May 14, 2018	(228,791)	(265,388)	(36,597)
Zinc LME	3	December 17, 2018	(228,366)	(261,150)	(32,784)
					$257,911

[a]	Futures contracts are cash settled based upon the price of the underlying commodity.

Glossary of Portfolio Abbreviations

HG	High Grade
LME	London Metal Exchange
RBOB	Reformulated Gasoline Blendstock for Oxygen Blending
ULSD	Ultra Low Sulfur Diesel

3

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Futures contracts traded on a commodities exchange or board of trade are valued at their settlement price at the close of trading on such exchange or board of trade. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business.

Readily marketable securities traded in the over-the-counter market are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to Cohen & Steers Capital Management, Inc. (the investment advisor) subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the valuation of any investment pursuant to the valuation policy and procedures set forth above does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 investments as of January 31, 2018.

The following is a summary of the inputs used as of January 31, 2018 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Short-Term Investments	$8,616,809	$—	$8,616,809	$—

Total Investments[a]	$8,616,809	$—	$8,616,809	$—

Futures Contracts	$448,426	$448,426	$—	$—

Total Unrealized Appreciation in Other Financial Instruments[a]	$448,426	$448,426	$—	$—

Futures Contracts	$(190,515)	$(190,515)	$—	$—

Total Unrealized Depreciation in Other Financial Instruments[a]	$(190,515)	$(190,515)	$—	$—

[a]	Portfolio holdings are disclosed individually on the Consolidated Schedule of Investments.

Note 2. Derivative Instruments

The following is a summary of the Fund’s derivative instruments as of January 31, 2018:

Futures contracts $257,911

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following summarizes the volume of the Fund’s futures contracts activity during the nine months ended January 31, 2018:

Futures Contracts
Average Notional Value—Long	$11,554,036
Average Notional Value—Short	(2,776,649)
Ending Notional Value—Long	10,651,304
Ending Notional Value—Short	(1,780,153)

Futures Contracts: The Fund uses futures contracts as its primary investment strategy in order to gain exposure to the underlying commodities markets. Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the futures commissions merchant (FCM), cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. With exchange traded futures contracts, the exchange or board of trade acts as the counterparty to futures transactions; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Additionally, credit risk exists in exchange traded futures contracts with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of certain positions. In certain circumstances, the FCM can require additional margin on the futures contracts which would subject the Fund to counterparty credit risk with the FCM.

Morgan Stanley & Co. LLC serves as the Fund’s FCM for the purpose of trading in commodity futures contracts, options and interests therein.

Note 3. Subsequent Event

On February 26, 2018, the Board of Directors considered and approved a Plan of Liquidation with respect to the Fund. Accordingly, the Fund will be liquidated on or about April 13, 2018.

Effective March 2, 2018, shares of the Fund are not available for purchase and are also closed to investments by exchange from other Cohen & Steers funds. In addition, the Fund waived any contingent deferred sales charges that were applicable.

On or before the Liquidation Date, the Fund will seek to convert substantially all of its portfolio securities to cash or cash equivalents. Therefore, the Fund may depart from its stated investment objective and policies as it prepares to distribute its assets to shareholders. As soon as possible after the Liquidation Date, the Fund will distribute pro rata to the Fund’s shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Fund, after paying, or setting aside the amount to pay, any liabilities. Upon the transfer of the liquidating distribution, all outstanding shares of the Fund will be deemed cancelled.

Item 2. Controls and Procedures

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act as of a date within 90 days of the filing of this report.

(b)

During the last fiscal quarter, there were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS ACTIVE COMMODITIES STRATEGY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: President and Principal Executive Officer

Date: March 22, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin	By:	/s/ James Giallanza
	Name: Adam M. Derechin Title: President and Principal Executive Officer		Name: James Giallanza Title: Principal Financial Officer

Date: March 22, 2018